                             CONSTELLATION 3D, INC.
                     Amendment to the 1999 Stock Option Plan


WHEREAS, the Board of Directors of Constellation 3D, Inc. (the "Company") has the right, according to Section 6 of the 1999 Stock Option Plan (the "Option Plan"), to amend or supplement the Option Plan in a tax-advantaged fashion for the benefit of the Company's employees who are subject to the tax laws of other countries;

WHEREAS, the Option Plan needs to be amended to be consistent with the tax laws of Israel;

The Option Plan is hereby amended as follows:

     1. Section 4 of the Option Plan is hereby deleted in its entirety and in its place the following is inserted:

     "4.  Administration of Plan

          (a)  Prior to the registration of the Company's Common Stock under
               Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered by the Company's Board of Directors and, after such registration, by a Compensation Committee appointed by the Company's Board of Directors. The Committee shall consist of a minimum of two members of the Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act or any future corresponding rule, except that the failure of the Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The term "Committee", as used herein, shall refer to either the Company's Board of Directors or such Compensatoin Committee, depending upon who is administering the Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option, a Non-Qualified Stock Option, Other Share-Based Awards, a 102 Stock Option, or a 3(9) Stock Option (as such terms are defined in Section 5 (a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option excercisability, and subject to Section 5 hereof the price at which each of the options is excercisable and the duration of the option.

          (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as considers it desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. Apart from issuance under the relevant tax regimes of the State of Israel and the United States of America, the Plan contemplates issuances to Grantees (as defined below) in other jurisdictions with respect to which the Committee is empowered to make the requisite adjustments in the Plan and set fourth the relevant conditions in the Company's agreement with the Grantees in order to comply with the requirements of the tax regimes is said jurisdictions. To the extent any provision herein conflicts with the conditions of any relevant tax law or regulation which are relied upon for tax relief in respect of a particular Option or Share granted to a Grantee, the provisions of said law or regulation shall prevail over those of the Plan, and the Committee is empowered hereunder to interpret and enforce the said prevailing provisions. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or for the Board of Directors, or for the acts or omissions of any other members of a Committee or Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires."

     2. Section 5(a) of the Option Plan is hereby deleted in its entirety and in its place the following is inserted:

     "5. Incentive Stock Options, Non-Qualified Stock Options, 102 Stock Options, 3(9) Stock Options and Other Share-Based Awards

          (a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof, Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, Other Share-Based Awards, 102 Stock Options, or 3(9) Stock Options, as determined by the Committee. An "Incentive Stock Option" is an option which satisfies all of the requirements of Section 422 of the Internal Revenue code of 1986, as amended (the "Code") and the regulations thereunder. A "Non-Qualified Stock Option" is an option which either does not satisfy all the requirements of Section 422 of the Code, or the terms of the option provide that it will not be treated as an Incentive Stock Option. "Other Share-Based Awards" are Awards under the Plan pursuant to which Shares (which may, but need not, be shares of Restricted Stock) are or may in the future be acquired, or Awards denominated in stock units, including units valued on the basis of measures other than market value. The Committee may also grant stock appreciation rights without the grant of an accompanying option, which rights shall permit the Grantees to receive, at the time of any exercise of such rights, cash equal to the amount by which the Fair Market Value of all Shares in respect to which the right was granted exceeds the exercise price thereof. Such Other Stock-Based Awards may be granted alone, in addition to, or in tandem with any Award of any type granted under the plan and must be consistent with the purposes of the Plan. With respect to Other Share-Based Awards, if the Committee requires as a condition of exercise of an Option the release of Shares by the Trustee or the expiration of the Restricted Period (each a "Tax Event"), each Grantee shall agree that, no later than the date of the Tax Event, he will pay to the Company or make arrangements satisfactory to the Committee and the Trustee (if applicable) regarding payment of any applicable taxes of any kind required by law to be withheld or paid upon the Tax Event. To the extent approved by the Committee and [permitted by law, a withholding obligation may be satisfied by the withholding or delivery of Shares. A "102 Stock Option" is an option which satisfies all of the requirements of Section 102 of the Israeli Income Tax Ordinance (New Version) 1961, an amended (the "Ordinance") and any regulations, rules, orders or procedures promulgated thereunder. A "3(9) Stock Option: is an option which satisfies all of the requirements of Section 3 (9) of the Ordinance. To the extent required by the Ordinance or the Income Tax Commissioner of the State of Israel, the 102 Stock Options and 3(9) Stock Options, which shall be granted pursuant to the Plan, shall be issued to a Trustee nominated by the Committee in accordance with the provisions of the Ordinances. With respect to the 102 Stock Options only, the options and shares issued upon the exercise of said option shall beheld for the benefit of the Grantee for a period of not less than twenty-four (24) months from the date of grant (or such other period of time as may be required by the Ordinance).

               The committee may grant on e or more types of options and Other Share-Based Awards to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or the NASDAQ SmallCap Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or the NASDAQ SmallCap Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock."

     3. A paragraph (d) will be added to Section 5 of the Option Plan as follows:

          (c) ALL TAX CONSEQUENCES UNDER ANY APPLICABLE LAW WHICH MAY ARISE FROM THE GRANT OF ANY OPTIONS, RESTRICTED STOCK OR SHARES, OR IN THE CASE OF AN OPTION, FROM ITS EXERCISE, FROM THE SALE OR DISPOSITION OF THE SHARES OR RESTRICTED STOCK OR FROM ANY OTHER ACT OF THE GRANTEE IN CONNECTION WITH THE FOREGOING SHALL BE BORNE SOLELY BY THE GRANTEE, AND THE GRANTEE SHALL INDEMNIFY THE COMPANY, AND THE TRUSTEE, AND SHALL HOLD THEM HARMLESS AGAINST AND FROM ANY

               LIABILITY FOR ANY SUCH TAX OR PENALTY, INTEREST OR
               INDEXATION THEREON OR THEREUPON.

     4. An Appendix IV "3(9) Stock Option for Officers and Other Key Employees" will be inserted to the Pan and is hereby incorporates Exhibit A.

EXHIBIT "A"

APPENDIX IIII
3(9) STOCK OPTION
FOR OFFICERS AND OTHER KEY EMPLOYEE

To:
   ------------------------------------------
         Name

   ------------------------------------------

   ------------------------------------------
        Address

Date of Grant:
               ------------------------------

     You are hereby granted an option, effective as of the date hereof, to purchase ____ shares of common stock, par value $.001 per share (the "Common Stock"), of CONSTELLATION 3D, INC., a Florida corporation (the "Company"), at a price of $____ per share pursuant to the Company's 1999 Stock Option Plan (the "Plan").

     Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to ______% of the total number of shares subject to the option minus the number of shares previously purchased by the exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional ____% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ____ years after the date of grant, except if terminated earlier as provided herein.

     No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

     In the event of a "Change of Control" (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion) and your vesting date may accelerate accordingly; provided, however, that as set below, you may be required to exercise your option on thirty (30) days notice from the Committee. A "Change of Control" shall be deemed to have occurred upon the happening of any of the following events.

     1. A change within a twelve-month period in a majority of the members of the board of directors of the Company.

     2. A change within a twelve-month period in the holder of more than 50% of the outstanding voting stock of the Company; or

     3. Any other event deemed to constitute a "Change of Control" by the Committee.

     In the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, notwithstanding anything to the contrary contained in this option. In that case, the holders of vested options shall have the right to exercise such options prior to the close of the thirty (30)-day period.

     You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the "Committee") certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

     Your option will, to the extent no previously exercised by you, terminate thirty (30) days after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

     If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the Option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian, or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

     Notwithstanding any other provision of the Option, the Committee shall have the right to cancel this Option without notice if your employment is terminated for: (i) criminal conduct; or (ii) willful misconduct or gross negligence materially determined to the Company.

     In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

     This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your life only by you, including, for this purpose, your legal guardian or custodian in the event of disability, until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

     (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder,

     (b) Until this option and the optioned shares are approved and/or registered with such federal , state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or

     (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, State, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company to be legally entitled to issue or sell.

     (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

     (e) Until the Company has completed a public offering of its Common Stock registered under the Securities Act of 1933, as amended, or has registered any of its Common Stock under the Securities Exchange Act of 1934, as amended.

According to section 3(9) of the Israeli Income Tax Ordinance (New Version) 1961 as amended the following apply:

     Non trade stock options, granted to employees, officers, other key employees and important consultants, does not create a tax consequences at the day were granted. Exercising the option will create a tax consequences even without selling the share.

     The following two paragraphs shall be applicable if, on the date of the exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

     (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulations or law.

     (b) The certificates for the Common Stock to be issued to the optionee hereunder shall bear the following legend:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities of Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company, that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon the receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

     The sole purpose of the agreements, warranties, representations and legends set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

     It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422 of the Code and the regulations thereunder.

     Nothing herein shall modify your status as an at-will employee of the Company, if applicable. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, or no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

     Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company or over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective council fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award, Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

     This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

     Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                       CONSTELLATION 3D, INC.

                                       By:
                                          --------------------------------------

                                       Names:
                                             -----------------------------------

                                       Title:
                                             -----------------------------------


     I hereby acknowledge receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, hereby acknowledge that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In Consideration of the grant, I hereby release any claim I may have against the Company with respect to any promise of a stock option grant or other equity interest in the Company.


-------------------                    -----------------------------------------
(Date)                                                (Signature)